Exhibit 99.2

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED BALANCE SHEET
 SEPTEMBER 30, 2016
(UNAUDITED)

ASSETS
CURRENT ASSETS:

Cash	$42,956
Advances receivable - related parties	86,442
Total Current Assets	129,398

Total Assets	$129,398

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

Accounts payable - related party	$4,957
Accrued expenses	12,317

Total Current Liabilities	17,274

STOCKHOLDERS' EQUITY:
Series A Preferred Stock, $0.001 par value, 5,000,000 shares authorized; 10,000 shares issued and outstanding at September 30, 2016	10
Common Stock, $0.001 par value 100,000,000 shares authorized; 3,545,000 shares issued and outstanding at September 30, 2016	3,545
Additional paid-in capital	350,945
Accumulated deficit	(242,376)

Total Stockholders' Equity	112,124

Total Liabilities and Stockholders' Equity	$129,398

(The accompanying notes are an integral part of these financial statements)

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

Revenue	$-

Operating Expenses
Accounting fees - related party	17,165
Audit fees	5,000
Consulting fees - related party	151,500
G&A expenses	1,080
Outside services	5,480
Payroll expense	62,151
Total Operating Expenses	242,376
Loss before income taxes	(242,376)
Provision for income taxes	-
Net Loss	$(242,376)

(The accompanying notes are an integral part of these financial statements)

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(242,376)
Adjustments to reconcile loss to net cash used in operating activities:
Issuance of prferred stock for founders and acquisition	10
Changes in operating assets and liabilities:
Advances - related parties	(86,442)
Accounts payable - related party	4,957
Accrued expenses	12,317
Net cash used in operating activities	(311,534)

CASH FLOWS FROM INVESTING ACTIVITIES:

Net cash flows used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from sale of common stock	354,490
Net cash flows provided by financing activities	354,490
Increase in cash and cash equivalents	42,956
Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$42,956

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash	$-
Income taxes paid in cash	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:
Value of common stock issued for services	$-

(The accompanying notes are an integral part of these financial statements)

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHODERS' EQUITY
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
 (UNAUDITED)

	Preferred Stock		Common Stock				Total
	$0.001 Par Value		$0.001 Par Value		Additional	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Paid-in Capital	Deficit	Deficit

Balance, April 27, 2016 (Date of Inception)	-	$-	-	$-	$-	$-	$-

Issuance of common stock	-	-	3,545,000	3,545	350,945	-	354,490

Issuance of Series A Convertible Preferred Stock (Founders Shares) to TBG Holdings Corp.	5,100	5	-	-	-	-	5

Issuance of Series A Convertible Preferred Shares for acquisition of MediXall, Inc.	4,900	5	-	-	-	-	5

Net income (loss)	-	-	-	-	-	(242,376)	(242,376)

Balance, September 30, 2016 (Unaudited)	10,000	$10	3,545,000	$3,545	$350,945	$(242,376)	$112,124

(The accompanying notes are an integral part of these financial statements)

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

IHL OF FLORIDA, INC.) (“the Company”) was incorporated under the laws of the State of Florida on April 27, 2016 (“Inception”). The Company is a privately-held company in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities.” Since Inception through September 30, 2016 the Company has generated revenue of $0 and has accumulated losses of $272,776.

The Company is a technology and innovative-driven organization purposefully designed and structured to bring effective change to the healthcare industry by improving healthcare and reducing costs.  The Company currently has the exclusive rights to 10 patents and 18 pending patents related to healthcare technologies licensed by The Quantum Group, Inc., (a privately-held Florida corporation), an incubator of companies that design, develop and deploy innovative solutions, technology, products, and services to the healthcare industry.

The Company is currently in development of a cloud-based electronic marketplace titled MediXaid where clients can shop for their own medical services; diagnostic procedures and services; and medical equipment and devices. In this proposed marketplace, consumers, as well as corporations such as insurance companies, will be able to purchase on the platform what they seek and how they seek it. The platform will be designed to work in both a mobile and desktop environment. MediXaid will operate in the form of a reverse auction where the consumer will choose from a list of products and/or services required. Qualified and vetted suppliers will compete based on a combination of quality score, location, best price and convenience.

On July 8, 2016, the Company entered into a share exchange agreement with MediXall, Inc. (“MEDIX”), a privately-held Florida corporation. The Company issued 4,900 shares of Series A Convertible Preferred Stock, par value $0.001, to MEDIX to convert into 16,471,963 (47.063%) shares of the outstanding Common Stock of the Company at that time in exchange for 100% of the authorized, including issued and outstanding shares of common stock and preferred stock of MEDIX. Included in the 47.063% ownership of the Company by the MEDIX, The Quantum Group, Inc. received Series A Convertible Preferred Stock in the Company representing 4.9% ownership of the Company. The terms of the Series A Convertible Preferred Stock was further amended to convert into 25,500,000 shares of common stock of IHL of Florida, Inc.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, MediXall, Inc. All intercompany transactions and balances have been eliminated in consolidation. The results of our subsidiary are consolidated with the Company’s based on guidance from the Financial Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 810, “Consolidation” (“ASC 810”).

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Development Stage Company

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, stockholders’ deficit and cash flows disclosed activity since the date of our inception (April 27, 2016) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions.

Foreign Currency Translation

The Company's functional currency and its reporting currency is the United States dollar.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. At September 30, 2016 the Company maintained one bank account.

Fair Value of Financial Instruments

The Company’s financial instruments consist of advances receivable - related parties. The carrying amount of these financial instruments approximates fair value due to their short term maturities.

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, services had been provided, all significant contractual obligations have been satisfied, and collection is reasonably assured.

Stock-Based Compensation

For the period April 27, 2016 (date of inception) to September 30, 2016, the Company did not issue shares of stock-based compensation. Stock-based compensation is accounted for at fair value in accordance with SFAS ASC 718, when applicable. To date, the Company has not adopted a stock option plan and has not granted any stock options.

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Recent accounting pronouncements

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, stockholders’ deficit and cash flows disclosed activity since the date of our inception (April 27, 2016) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions.

The Company does not believe that other than disclosed above, any recently issued, but not yet adopted, accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

NOTE 2 – GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As of September 30, 2016, the Company had $42,956 cash in bank, has incurred losses since inception of $272,776 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. There is no assurance that these events will be satisfactorily completed.

NOTE 3 – RELATED PARTY TRANSACTIONS

As of September 30, 2016, advances receivable - related parties consisted of non-interest bearing advances of $86,442 to TBG Holdings Corp., a related party that provides consulting services to the Company.

As of September 30, 2016, accounts payable – related party consisted of $2,754 to R3 Accounting, LLC, a firm that provides accounting, bookkeeping, tax and financial consulting services to the Company, and $2,203 due to the president of the MediXall related to state corporate filing fees, website domain registration costs, advertising and promotion, and consulting fees.

On April 27, 2016 (date of inception), the Company entered into a consulting agreement (the “Agreement”) with TBG Holdings Corp. Under the terms of the Agreement, TBG Holdings Corp. would provide consulting services for the twelve-month period beginning May 1, 2016. The Company received $25,000 upon execution of the Agreement and the subsequent $25,000 monthly fees were due on the 1st day of each month. As of September 30, 2016, the Company has incurred $150,000 in consulting fees – related party. The Agreement stipulated that the monthly fee would be reviewed at the end of the initial 90-day period, July 31, 2016. On July 31, 2016, the Company reviewed the fee structure and there were no changes to the monthly fee.

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

NOTE 4 – PREFERRED STOCK

As of September 30, 2016, the Company has 5,000,000 shares of Series A Preferred Stock authorized with a par value of $ 0.001 per share.

On April 27, 2016, the Company issued 5,100 shares of Series A Convertible Preferred Shares to TBG Holdings Corp. as founder shares in connection with the acquisition of MediXall, Inc.

On July 8, 2016, the Company entered into a share exchange agreement with MediXall, Inc. (“MEDIX”), a privately-held Florida corporation. The Company issued 4,900 shares of Series A Convertible Preferred Stock, par value $0.001, to MEDIX to convert into 16,471,963 (47.063%) shares of the outstanding Common Stock of the Company at that time in exchange for 100% of the authorized, including issued and outstanding shares of common stock and preferred stock of MEDIX. Included in the 47.063% ownership of the Company by the MEDIX, The Quantum Group, Inc. received Series A Convertible Preferred Stock in the Company representing 4.9% ownership of the Company. The terms of the Series A Convertible Preferred Stock was further amended to convert into 25,500,000 shares of common stock of IHL of Florida, Inc.

NOTE 5 – COMMON STOCK

The Company has 45,000,000 shares of Common Stock authorized with a par value of $ 0.001 per share. As of September 30, 2016, there were 3,545,000 common shares issued and outstanding.

NOTE 7 – INCOME TAXES

As of September 30, 2016, the Company had a net operating loss carry-forward of $272,776 that can be used to offset future taxable income and begins to expire in 2036. Should a change in ownership occur net operating loss carry forwards can be limited as to use in future years.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Contractual

From April 27, 2016 (date of inception) through September 30, 2016, the Company had not entered into and was not subject to any contractual commitments.

Legal

The Company was not subject to any legal proceedings during the period April 27, 2016 (date of inception) to September 30, 2016 and, to the best of our knowledge, no legal proceedings are threatened or pending.

IHL OF FLORIDA, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FROM APRIL 27, 2016 (DATE OF INCEPTION) TO SEPTEMBER 30, 2016
(UNAUDITED)

NOTE 9 – SUBSEQUENT EVENTS

On December 13, 2016, MediXall Group, Inc., a Nevada corporation (“MDXL”), formerly known as Continental Rail Corp., completed a Share Exchange Agreement and Plan of Reorganization (the “Agreement”) with IHL of Florida, Inc., a Florida corporation (“IHL”).

Pursuant to the terms of the Agreement, IHL shareholders transferred to MDXL all the issued and outstanding shares of capital stock of the IHL shareholders. In exchange for the IHL shares, MDXL issued 43,659,127 shares of common stock to IHL shareholders and 264,894 shares of Series A Preferred Stock convertible into 24,900,000 shares of common stock.